Exhibit 21.1
TRIZEC PROPERTIES, INC.
Corporate Organization Chart
as at December 31, 2005
The following is a list of subsidiaries of Trizec Properties, Inc. and its percentage ownership of the subsidiaries.
Unless otherwise noted, the listed subsidiaries are incorporated or organized under the laws of Delaware.

Exhibit 21.1
TRIZEC PROPERTIES, INC.
Corporate Organization Chart
as at December 31, 2005

- 100% THOPI OP GP LLC
  - 100% TH Goddard Land LLC (Maryland)
  - 100% TH Hanover Office Park LLC (Maryland)
    - 1% TrizecHahn Hanover Office Park Limited Partnership (Maryland)
  - 100% TH Rosslyn LLC (Virginia)
    - 1% TrizecHahn Rosslyn North Limited Partnership (Virginia)
    - 1% TrizecHahn Rosslyn South Limited Partnership (Virginia)
  - 100% TH Spring Park/Sugarland LLC (Virginia)
    - 1% TrizecHahn Spring Park/Sugarland Limited Partnership (Virginia)
      - 100% TrizecHahn 1225 Connecticut Avenue LLC
  - 100% TH Twinbrook Metro LLC (Maryland)
  - 1% TrizecHahn 1250 23rd Street NW LLC (District of Columbia)
  - 1% TrizecHahn 1400 K Street NW Fee LLC (District of Columbia)
  - 1% TrizecHahn 1400 K Street NW Leasehold LLC (District of Columbia)
  - 1% TrizecHahn 2000 L Street LLC (District of Columbia)
  - 1% TrizecHahn 4600 Limited Partnership (Maryland)
  - 100% TrizecHahn Goddard Improved LLC (Maryland)
  - 97.9575% TrizecHahn Mid-Atlantic I Limited Partnership +
    - 100% TH Rosslyn South LLC (Virginia)
      - 99% TrizecHahn Rosslyn North Limited Partnership (Virginia)
      - 99% TrizecHahn Rosslyn South Limited Partnership (Virginia)
    - 99% TrizecHahn 1250 23rd Street NW LLC (District of Columbia)
    - 99% TrizecHahn 1400 K Street NW Fee LLC (District of Columbia)
    - 99% TrizecHahn 1400 K Street NW Leasehold LLC (District of Columbia)
    - 99% TrizecHahn 2000 L Street LLC (District of Columbia)
    - 100% TrizecHahn Bethesda Crescent LLC (Maryland)
      - 99% TrizecHahn 4600 Limited Partnership (Maryland)
      - 99% TrizecHahn Wisconsin Avenue Limited Partnership (Maryland)
    - 100% TrizecHahn Courthouse Square Air LLC (Virginia)
    - 100% TrizecHahn Courthouse Square Fee LLC (Virginia)
    - 99% TrizecHahn Hanover Office Park Limited Partnership (Maryland)
    - 100% TrizecHahn IM Reston II LLC
      - 0.1% TrizecHahn Reston II LLC (Virginia)
    - 99% TrizecHahn Mid-Atlantic Management Services LLC (Maryland)
    - 100% TrizecHahn Reston I LLC
    - 99.9% TrizecHahn Reston II LLC (Virginia)
    - 99% TrizecHahn Spring Park/Sugarland Limited Partnership (Virginia)
      - 100% TrizecHahn 1225 Connecticut Avenue LLC
    - 99% TrizecHahn Watergate Office/Retail/Land LLC (District of Columbia)
  - 1% TrizecHahn Mid-Atlantic Management Services LLC (Maryland)
  - 1% TrizecHahn Watergate Office/Retail/Land LLC (District of Columbia)
  - 1% TrizecHahn Wisconsin Avenue Limited Partnership (Maryland)
- 100% THOPI TRS Inc.
  - 50% Marina Airport Services, LLC
  - 100% T Houston Hotel LLC
    - 23% Houston Hotel Associates Limited Partnership, L.L.P. (Virginia) +
  - 50% T.H.S. Hotel Operations, Inc.
  - 1% TCI Inner Belt LLC
  - 1% Trizec Partners Real Estate, L.P.
  - 100% Trizec Property Management Missouri, LLC
  - 100% Trizec Property Management Texas, LLC
  - 100% Trizec Tenant Services, LLC
  - 100% Trizec Waterview, LLC
    - 24% Waterview Investor, L.P.+
    - 100% Trizec Waterview GP, LLC.
      - 1% Waterview Investor, L.P.+
  - 1% TrizecHahn Hollywood LLC
  - 100% TrizecHahn Marketing Management LLC

+ remaining interest held by third party

Exhibit 21.1
TRIZEC PROPERTIES, INC.
Corporate Organization Chart
as at December 31, 2005

Exhibit 21.1
TRIZEC PROPERTIES, INC.
Corporate Organization Chart
as at December 31, 2005

- 100% Trizec Realty, LLC (California)
  - 99.9% EWH 1979 Development Company, L.P. (California)
    - 2% Bridgewater Commons Associates (New Jersey)
      - 99% TCI Inner Belt LLC
      - 100% TH One NY Plaza LLC
        - 100% TrizecHahn One NY Plaza LLC
    - 62% Horton Plaza Associates (California)
      - 47.7% HSD/Horton Associates (California)
        - 100% TrizecHahn Interstate North Development LLC
  - 99.9% Fashion Place Associates, Ltd. (Utah)
  - 99.9% H and H - Cerritos (California)
    - 100% TrizecHahn H&H Clark Tower LLC
      - 100% TrizecHahn TBI Clark Tower LLC
    - 100% TrizecHahn H&H Sacramento I LLC
      - 100% TrizecHahn TBI Sacramento I LLC
    - 100% TrizecHahn H&H Silver Spring LLC
      - 100% TrizecHahn IM Silver Spring LLC
        - 0.5% TrizecHahn TBI Silver Spring LLC (Maryland)
      - 99.5% TrizecHahn TBI Silver Spring LLC (Maryland)
        - 100% TrizecHahn NI Silver Spring LLC
  - 99.9% H and H - El Cajon (California)
  - 99.9% H, B-H Associates (California)
  - 52.3% HSD/Horton Associates (California)
  - 38% Horton Plaza Associates (California)
  - 99% Midway Associates (California)
    - 98% Bridgewater Commons Associates (New Jersey)
      - 99% TCI Inner Belt LLC
      - 100% TH One NY Plaza LLC
        - 100% TrizecHahn One NY Plaza LLC
  - 99.9% Park Meadows Mall, Ltd. (Colorado)
    - 100% TrizecHahn Ballston Plaza II LLC
    - 100% TrizecHahn IM Silver Spring Metro Plaza LLC
      - 0.2% TrizecHahn Silver Spring Metro Plaza LLC (Maryland)
    - 99.8% TrizecHahn Silver Spring Metro Plaza LLC (Maryland)
      - 100% TrizecHahn NI Silver Spring Metro Plaza LLC
  - 99.9% Solano Associates (California)
    - 100% TrizecHahn Alliance Center LLC
  - 99.9% Stevens Creek Associates (California)
    - 33.33% Dallas Skyway Partnership (Texas) +
    - 100% TrizecHahn Metro Plaza LLC (Maryland)
  - 100% TH Command Properties LLC
    - 50% The Oaks Shopping Center, L.P. (California) +
    - 1% Midway Associates (California)
  - 100% T Plaza of the Americas, LLC
    - 48% Trizec Plaza of the Americas Limited Partnership +
      - 70% Plaza of the Americas Condominium Association +
  - 100% Trizec Plaza of the Americas GP, LLC
    - 1% Trizec Plaza of the Americas Limited Partnership +
      - 70% Plaza of the Americas Condominium Association +

+ remaining interest held by third party

Exhibit 21.1
TRIZEC PROPERTIES, INC.
Corporate Organization Chart
as at December 31, 2005

Exhibit 21.1
TRIZEC PROPERTIES, INC.
Corporate Organization Chart
as at December 31, 2005